SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 12, 2005
                                                --------------------------------


Commission         Registrant, State of Incorporation,        I.R.S. Employer
File Number        Address and Telephone Number               Identification No.

1-3526             The Southern Company                       58-0690070
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On December 12, 2005, the Board of Directors of The Southern Company ("Southern Company") appointed W. Ron Hinson to serve as Comptroller and Chief Accounting Officer (principal accounting officer) of Southern Company, effective as of March 11, 2006. In addition, Mr. Hinson also will serve as Senior Vice President and Comptroller of Southern Company Services, Inc. ("SCS"), a wholly-owned subsidiary of Southern Company, effective as of March 11, 2006.

         Mr. Hinson has served as Vice President, Comptroller and Chief Accounting Officer of Georgia Power Company ("Georgia Power") since 2001. From 1995 to 2001, Mr. Hinson served as Assistant Comptroller of Georgia Power. Mr. Hinson will resign from his positions with Georgia Power effective as of March 11, 2006.

         Mr. Hinson will continue to be a party to the Southern Company Executive Change in Control Severance Plan (the "Plan"). In the event of a "change in control" as defined in the Plan, Mr. Hinson will be entitled to receive (i) a lump sum payment of up to two times his annual compensation, (ii) up to five years of coverage under group health and life insurance plans, (iii) immediate vesting of all stock options previously granted, and (iv) payment of any accrued long-term and short-term bonuses and dividend equivalents. Under the Plan, a change in control will include (i) an acquisition of at least 20% of Southern Company's stock, (ii) a change in the majority of the members of Southern Company's board of directors in connection with an actual or threatened change of control, (iii) a merger or other business combination that results in Southern Company's stockholders immediately before the merger owning less than 65% of the voting power after the merger, or (iv) a sale of substantially all of the assets of Southern Company.

         During a transition period, Mr. Hinson will work with W. Dean Hudson, who will continue to serve as the Comptroller and Chief Accounting Officer of Southern Company until March 11, 2006. Following Mr. Hinson's appointment on March 11, 2006, Mr. Hudson will continue to serve as Senior Vice President and Chief Financial Officer of SCS.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 16, 2005                       THE SOUTHERN COMPANY



                                               By   /s/Patricia L. Roberts
                                                      Patricia L. Roberts
                                                      Assistant Secretary